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                                                                    EXHIBIT 4.1

TEMPORARY CERTIFICATE - EXCHANGEABLE FOR DEFINITIVE ENGRAVED CERTIFICATE WHEN READY FOR DELIVERY

Martha Stewart Living Omnimedia, Inc.

Martha Stewart Living Omnimedia, Inc. Class A Common Stock
INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

COMMON STOCK

CUSIP 573083 10 2

SEE REVERSE FOR CERTAIN DEFINITIONS

This Certifies that

is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF MARTHA STEWART LIVING OMNIMEDIA, INC. CLASS A COMMON STOCK PAR VALUE OF $0.01 PER SHARE OF

Martha Stewart Living Omnimedia, Inc., transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate, properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar. Witness the facsimile signatures of its duly authorized officers.
Dated:

SECRETARY

CHAIRMAN AND CHIEF EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED:

ChaseMellon Shareholder Services L.L.C.

TRANSFER AGENT
AND REGISTRAR,
BY
AUTHORIZED SIGNATURE

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THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO
REQUESTS, A FULL STATEMENT OF ALL OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS AND THE
QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND RIGHTS FOR THE SHARES REPRESENTED BY THIS CERTIFICATE.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

     TEN COM-as tenants in common
     TEN ENT-as tenants by the entireties
     JT TEN -as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT                         Custodian
                 ------------------------           ----------------------
                     (Cust)                                 (Minor)
                 under Uniform Gifts to Minors
                 Act
                     -------------------------
                            (State)

Additional abbreviations may also be used though not in the above list. For
value received,                  hereby sell, assign and transfer unto PLEASE
INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE


PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE


Shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.
Dated,


NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.


Signature(s) Guaranteed:

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM) PURSUANT TO S.E.C. RULE 17Ad-15.